Barclays Energy/Power Conference
September 9, 2009
PG&E Corporation
This presentation is not complete without the accompanying statements made by management on September 9, 2009.
A replay is available on PG&E Corporation’s homepage at www.pge-corp.com.
Exhibit 99

Operational Update

Christopher Johns
President
Pacific Gas and Electric Company

 This presentation contains management’s guidance for PG&E Corporation’s 2009, 2010 and 2011 earnings per share from operations, projections of Pacific
 Gas and Electric Company’s (Utility) capital expenditures, rate base and rate base growth. These statements and projections, as well as the underlying assumptions, are forward-looking statements that are based on current expectations which management believes are reasonable. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside of management's control.
 Actual results may differ materially. Factors that could cause actual results to differ materially include:
• the Utility’s ability to manage capital expenditures and its operating and maintenance expenses within authorized levels;
• the outcome of pending and future regulatory proceedings and whether the Utility is able to timely recover its costs through rates;
• the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets, including the ability of the Utility and its counterparties to post or return collateral;
• the effect of weather, storms, earthquakes, floods, disease, other natural disasters, explosions, fires, accidents, mechanical breakdowns, disruption of information technology and computer systems, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;
• the potential impacts of climate change on the Utility’s electricity and natural gas businesses;
• changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology, including the development of alternative energy sources, or other reasons;
• operating performance of the Utility’s Diablo Canyon Power Plant (“Diablo Canyon”), the availability of nuclear fuel, the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;
• whether the Utility can maintain the cost savings that it has recognized from operating efficiencies that it has achieved and identify and successfully implement additional sustainable cost-saving measures;
• whether the Utility incurs substantial expense to improve the safety and reliability of its electric and natural gas systems;
• whether the Utility achieves the CPUC’s energy efficiency targets and recognizes any incentives that the Utility may earn in a timely manner;
• the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
• the impact of changing wholesale electric or gas market rules, including the impact of future Federal Energy Regulatory Commission-ordered changes that will be incorporated into the new day-ahead, hour-ahead, and real-time wholesale electricity markets established by the California Independent System Operator to restructure the California wholesale electricity market;
• how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
• the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from insurance, or from other third parties;
• the ability of PG&E Corporation, the Utility, and counterparties to access capital markets and other sources of credit in a timely manner on acceptable terms;
• the impact of environmental laws and regulations and the costs of compliance and remediation;
• the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;
• the outcome of federal or state tax audits and the impact of changes in federal or state tax laws, policies, or regulations; and
• other factors and risks discussed in PG&E Corporation’s and the Utility’s 2008 Annual Report on Form 10-K and other reports filed with the Securities and Exchange
 Commission.
Cautionary Language Regarding Forward-Looking
Statements

2009 Business Priorities
•  Improve reliability
•  Improve safety and human performance
•  Deliver on budget, on plan, and on purpose
•  Drive customer satisfaction
•  Champion effective regulatory and legislative policies

California Outlook
• Current and forecasted sales volumes

• Customer impact
• Infrastructure investment

 • 659 MW generating capacity
 • Capital investment of $673 MM
 • Approximately 60% complete
 • 425 workers on site
 • All generating equipment on
 foundations
 • Online in 2010
Colusa Generating Station Update

Humboldt Bay Generating Station Update
 • 163 MW generating capacity
 • Capital investment of $239 MM
 • Approximately 50% complete
 • 130 workers on site
 • Online in 2010

• Largest deployment of Advanced
 Metering Infrastructure (AMI)
 nationwide

• Enables time-of-use pricing

• Enhanced capabilities over time

The PG&E SmartMeter Program

“Smart” Opportunities
Home Area Network
AMI/SmartGrid
 The SmartMeter™ program will lead us to other opportunities
 The SmartMeter™ program will lead us to other opportunities
 e.g. “Smart” appliances, EVs
 e.g. “Smart” appliances, EVs

PG&E Ownership of Renewables
Proposed Solar PV Program
 •  Up to 250 MW of Utility-owned PV generation
 •  Up to 250 MW of standard-offer PV PPAs

    Next Steps

 • 2MW pilot program underway in 2009
 • Next 25 MW planned for 2010

Financial Update
Kent Harvey
Senior Vice President & CFO
PG&E Corporation

GRC Overview
• Continued investments in safe and reliable service

• Contribute to economy of our local communities

• Work toward a greener, smarter energy future
2009
2009
2010
2010
2011
2011
2011 General Rate Case
July:
Filed Notice of Intent
Summer 2010:
Hearings
January 2011:
Rates go into effect
December:
File Application

18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
(¢/kWh)
15.6¢
Purchased Power
Utility Owned Generation
Public Purpose Programs
Transmission & Distribution
2008
2009
2010
2011

13

System bundled average rates for 2008 - 2011
Electric Rate Forecast

PG&E Financial Strategy
• Achieve solid, sustained EPS growth

• Actively manage cash flow

• Maintain opportunistic financing approach

2009
$3.25
$3.15

2011
EPS Guidance
$3.85
2008
Actual
$2.95
$3.65
Low
 High
Low
 High
2010
$3.50
$3.35
Earnings per Share from Operations
Earnings per Share from Operations
* Reg G reconciliation to GAAP for 2008 EPS from Operations, and 2009-2011 EPS Guidance available in Appendix and at www.pge-corp.com
 High
Low

Appendix

Financial Assumptions 2009-2011
GUIDANCE REFLECTS:

• Capital expenditures consistent with low and high case ranges
• CPUC authorized ROE of at least 11.35% and Utility earns at least
 12% on FERC projected rate base

• Ratemaking capital structure maintained at 52% equity

• CEE incentives, operational changes and efficiencies and tax cash flow consistent with low and high case ranges
• Resolution of FERC generator claims in 2009-2011 results in financing needs

* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

** Items impacting comparability reconcile earnings from operations with consolidated Income Available for Common
 Shareholders as reported in accordance with GAAP. For the three and twelve months ended December 31, 2008, PG&E
 Corporation recognized $257 million of net income resulting from a settlement of tax audits for tax years 2001 through
 2004. Of this amount, $154 million was related to PG&E Corporation’s former subsidiary, National Energy & Gas
 Transmission, Inc., and was recorded as income from discontinued operations
EPS on an Earnings from Operations Basis*	$2.95
Items Impacting Comparability**	0.68
EPS on a GAAP Basis	$3.63
2008

2008 EPS - Reg G Reconciliation

2009	Low	High
EPS Guidance on an Earnings from Operations Basis [1]	$3.15	$3.25
Estimated Items Impacting Comparability [2]		
Tax Refunds [3]	$0.15	$0.15
Recovery of hydro divestiture costs [4]	$0.07	$0.07
Accelerated work on gas system [5]	($0.16)	($0.14)
Estimated EPS on a GAAP Basis	$3.21	$3.33

2010	Low	High
EPS Guidance on an Earnings from Operations Basis [1]	$3.35	$3.50
Estimated Items Impacting Comparability	$0.00	$0.00
Estimated EPS on a GAAP Basis	$3.35	$3.50

2011	Low	High
EPS Guidance on an Earnings from Operations Basis [1]	$3.65	$3.85
Estimated Items Impacting Comparability	$0.00	$0.00
Estimated EPS on a GAAP Basis	$3.65	$3.85

(1) Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
(2) Items impacting comparability reconcile earnings from operations with consolidated Income Available for Common Shareholders as reported in accordance with
 GAAP.
(3) In June 2009, the Joint Committee of Taxation approved deferred gain treatment for power plant sales in 1998 and 1999. This amount recognizes the interest benefit related to the federal tax refund.
(4) On April 16, 2009, the CPUC authorized recovery of costs incurred in connection with efforts to determine the market value of hydroelectric generation facilities.
(5) Forecast costs to accelerate the performance of system-wide gas integrity surveys and associated remedial work.

Guidance Range
Guidance Range
Guidance Range
Reg G reconciliation also provided on the PG&E Corporation website: www.pge-corp.com

EPS Guidance - Reg G Reconciliation